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                                                                   EXHIBIT 10.23

                               FIRST AMENDMENT TO
                             INTERCOMPANY AGREEMENT


           This FIRST AMENDMENT TO INTERCOMPANY AGREEMENT (the "First Amendment") is made as of June 10, 1994, by and between STECK-VAUGHN PUBLISHING CORPORATION, a Delaware corporation (the "Company"), and NATIONAL EDUCATION CORPORATION, a Delaware corporation ("NEC"), and amends that certain Intercompany Agreement (the "Agreement") dated June 30, 1993, by and between the Company and NEC.

                                    RECITALS

           A. Pursuant to the Agreement, NEC and the Company each provide certain services to the other company on certain terms and conditions as set forth in the Agreement.

           B. Pursuant to that certain Loan Agreement dated June 10, 1994, and that certain Revolving Promissory Note dated June 10, 1994 (collectively, the "Loan Documents"), by and between the Company and NationsBank of Texas, N.A. ("NationsBank"), NationsBank has agreed to loan funds to the Company from time to time in accordance with certain terms and conditions set forth in the Loan Documents.

           C. NEC and the Company desire to amend the Agreement in connection with certain matters provided for in the Loan Documents.


                                   AGREEMENT

           NOW, THEREFORE, NEC and the Company hereby agree as follows:

           1. Section 2 of the Agreement shall be amended and restated in its entirety to read as follows:

                       "2.     Borrowings.

                       NEC may borrow funds from time to time from Steck-Vaughn in the normal course of business. Principal amounts owed on such borrowings will bear interest at the rate provided for from time to time under that certain Loan Agreement dated June 10, 1994, and that certain Revolving Promissory Note dated June 10, 1994, by and between Steck-Vaughn and NationsBank of Texas, N.A., with interest payable on the 10th day of each January, April, July and October at which any amounts are then outstanding. Principal and interest may be paid in full at any time and shall be paid on the termination of this Agreement as specified in Section 3 hereof unless renewed as provided in Section 3 hereof. Steck-Vaughn also may, by notice to NEC, declare the entire principal sum, with accrued interest, due and payable upon the failure of NEC to pay interest thereon when due (provided, however, that NEC shall have one (1) business day following such notice to cure such failure to pay interest) or in the event of:
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                  (i)   the dissolution and/or liquidation of NEC;

                  (ii) the sale, conveyance, transfer or other encumbrance by NEC of more than 50% of the business and assets now owned or hereafter acquired by NEC or any interest therein;

                  (iii) the merger or consolidation of NEC with or into any corporation or entity in which NEC is not the surviving corporation;

                  (iv) the appointment of a receiver of any of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy act or insolvency laws by or against NEC and, except in the case of a voluntary filing by NEC, the continuance thereof for a period of thirty (30) days

                  (v) the declaration of a default of NEC under any note, loan agreement or security agreement respecting any indebtedness of NEC in excess of $1,000,000 now owed or hereafter incurred; or

                  (vi) the decrease in NEC's ownership of capital stock of Steck-Vaughn to less than fifty percent (50%) of the voting power of Steck-Vaughn then outstanding, whether by reason of NEC's sale of Steck-Vaughn stock or the issuance of additional stock by Steck-Vaughn or otherwise."

           2. Item IV.B. under "Treasury" on page A-2 of Exhibit A shall be amended and restated in its entirety to read as follows:

                       "B.    Intercompany Borrowings
                              Funds borrowed by NEC from Steck-Vaughn in the normal course of business will bear interest at the rate provided for from time to time under that certain Loan Agreement dated June 10, 1994, and that certain Revolving Promissory Note dated June 10, 1994, by and between Steck-Vaughn and NationsBank of Texas, N.A."

           3. Item IV.C. under "Treasury" on page A-2 of Exhibit A is hereby deleted in its entirety.

           4. This First Amendment shall become effective concurrently with the effectiveness of the Loan Documents.

           5. Except as expressly set forth in this First Amendment, the terms and conditions of the Agreement are hereby ratified and confirmed, and remain in full force and effect.





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           IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

                              NATIONAL EDUCATION CORPORATION

                              By:       /s/
                                  --------------------------------

                              Its:      VP
                                  --------------------------------


                              STECK-VAUGHN PUBLISHING CORPORATION

                              By:       /s/
                                  --------------------------------

                              Its:      VP
                                  --------------------------------